Exhibit 10.1
                                      Form of Mortgage Loan Purchase Agreement










                               [               ]
                                ---------------

                          Seller of the Mortgage Loans,

                                       and

                      J.P. MORGAN ACCEPTANCE CORPORATION I

                         Purchaser of the Mortgage Loans

                              --------------------
                        MORTGAGE LOAN PURCHASE AGREEMENT

                          Dated as of ___________, 199_

                              --------------------









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            MORTGAGE LOAN PURCHASE AGREEMENT


         Mortgage Loan Purchase Agreement (the "Agreement") dated as of __________, 199_ between [__________________] (the "Seller") and J.P. Morgan
Acceptance Corporation I (the "Purchaser").

                                   Background
         The following statements are the mutual representations of the parties with respect to certain factual matters forming the basis for this Agreement and are an integral part of this Agreement.

         A. Mortgage Loans. The Seller possesses (i) the notes or other evidence of indebtedness (the "Mortgage Notes") under the home equity lines of credit so indicated on Schedule I hereto referred to below (the "Mortgage Loans"), (ii) the mortgages (the "Mortgages") on the properties (the "Mortgaged Properties") securing such Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans.

         B. Sale of Mortgage Loans. The parties desire that the Seller sell the Mortgage Loans ([inclusive][exclusive] of the obligation to fund future advances under each Loan Agreement after the Closing Date) to the Purchaser pursuant to the terms of this Agreement. Pursuant to the terms of a [__________] Agreement dated as of ________, 199_ (the "[_________] Agreement") among the Purchaser, as depositor, [________], as servicer, and [__________], as trustee (the "Trustee"), the Purchaser will convey the Mortgage Loans ([inclusive][exclusive] of the obligation to fund future advances under each Loan Agreement after the Closing Date) to Home Equity Loan Trust 199__ (the "Trust").

         C. Definitions. Capitalized terms not specifically defined in this Agreement which are defined in the [_____________ _____] Agreement shall have the same meaning when used herein as when used in the [____________________].

                             Statement of Agreement
         The parties, each in consideration of the promises of the other and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

         SECTION 1. Sale of Mortgage Loans. (a) The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, whether now existing or hereafter acquired and wherever located: (i) the Mortgage Loans, including the Asset Balance (including all Additional Balances) and all collections of interest and principal in respect thereof received on or after the Cut-off Date (except collections in respect of interest for the period from [_____________] to [_____________]); (ii) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the interest of the Seller in any insurance policies in respect of the Mortgage Loans; (iv) the Seller's rights under the [_________ _________]; and (v) all proceeds of the foregoing[; provided, however, that the Purchaser does not assume the obligation under each Loan Agreement (including, without limitation, such obligation under the Loan Agreement for each Mortgage Loan after the Closing Date) to fund future advances to the Mortgagor thereunder, and the Purchaser shall not be obligated to fund any such future advances]. [Future advances made to a Mortgagor under a Loan Agreement (each an "Additional Balance") shall be part of the related Asset Balance. The Seller shall give the Purchaser monthly notice of such advances on or prior to each Determination Date.]

         In connection with such conveyance, the Seller further agrees, at its own expense, on or prior to the date of this Agreement (a) to indicate in its books and records that the Mortgage Loans have been sold to the Purchaser pursuant to this Agreement and (b) to deliver to the Purchaser a computer file or microfiche list containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, as of the Cut-off Date, (i) its account number, (ii) its delinquency status, and (iii) the aggregate amount outstanding under the Mortgage Loan as of the Cut-off Date. Such file, which forms a part of Exhibit __ to the [_________] Agreement, shall also be marked as
Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

         In connection with such sale and assignment by the Seller to the Purchaser, the Seller on or prior to the Closing Date shall deliver to the Purchaser the following documents or instruments with respect to each Mortgage Loan so transferred and assigned:

               (i) The original Mortgage Note endorsed without recourse to [____________________];

              (ii) the original recorded Assignment of Mortgage from [____________________] in recordable form[, which, in the case of any Mortgage Loan secured by Mortgaged Property located in the State of New York, shall state that such Assignment of Mortgage is not subject to the requirements of Section 275 of the Real Property Law because it is an assignment within the secondary mortgage market];

             (iii) the original recorded Mortgage with an evidence of a recording indicated thereon or, if, in connection with any Mortgage Loan, the Seller cannot deliver the original Mortgage with evidence of recording thereon on or prior to the Closing Date because such original Mortgage has been lost, the Seller shall deliver or cause to be delivered to the Purchaser a true and correct copy of such Mortgage, together with a certificate by the appropriate county recording office where such Mortgage is recorded;

             (iv) the title search, and either a full appraisal or a drive-by inspection, obtained by the originator at the time the Mortgagor applied for the Mortgage Loan;

               (v) with respect to each Mortgage Loan listed on Schedule II, a title policy;

               (vi) the original of any guaranty executed in connection with the Mortgage Note;

               (vii) the original of each assumption, modification, consolidation or substitution agreement, if any, relating to the Mortgage Loan; and

               (viii) any security agreement, chattel mortgage or equivalent instrument executed in connection with the Mortgage.

         The Seller further hereby confirms to the Purchaser that it has caused the portions of the Electronic Ledger relating to the Mortgage Loans maintained by the Servicer to be clearly and unambiguously marked to indicate that the Mortgage Loans have been sold to the Purchaser.

         The Purchaser hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed to it pursuant to this Section 1.

         The parties hereto intend that the transaction set forth herein be a sale by the Seller to the Purchaser of all the Seller's right, title and interest in and to the Mortgage Loans and other property described above. In the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans whether now existing or hereafter created, all monies due or to become due on the Mortgage Loans and all proceeds of any thereof; and this Agreement shall constitute a security agreement under applicable law.

         In connection with such sale, assignment, and conveyance, the Seller has filed, in the appropriate office in the State of [______], a UCC-1 financing statement executed by the Seller as seller, naming the Purchaser as purchaser and listing the Mortgage Loans and the other property described above as collateral. In connection with such filing, the Seller agrees that it shall cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Purchaser's interest in the Mortgage Loans and the other property described above.

         (b) [No assignment from the Seller of any Mortgage Loan shall be required to be recorded in any public real property or other records so long as no Assignment Event shall have occurred. Upon the occurrence of an Assignment Event, at the request of the Purchaser, the Seller shall as promptly as practicable, (a) endorse, or cause to be endorsed, each Mortgage Note without recourse to the order of the Trustee, on behalf of the Certificateholders, and
(b) prepare and execute, or cause to be prepared and executed, an assignment to the Trustee in recordable form for each Mortgage Loan sold by the Seller hereunder and deliver such endorsed Mortgage Notes and assignments to the Purchaser.]

         SECTION 2. Payment of Purchase Price for Cut-off Date Asset Balances [and Additional Balances].

         (a) [The purchase price ("Purchase Price") for each Mortgage Loan, and for each Additional Balance, shall be the Cut-off Date Asset Balance thereof (or the principal amount of the draw under the Credit Line Agreement, in the case of an Additional Balance) on the due date for payment for such Mortgage Loan, in the case of a Mortgage Loan, or the date of the creation of the Additional Balance, in the case of an Additional Balance. In consideration of the sale of the Mortgage Loans (including Additional Balances) from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Seller on the date of this Agreement, by book-entry transfer or otherwise on the books and records of the Purchaser and the Seller, an amount equal to $[_____________]. The remainder of the Purchase Price of the Mortgage Loans sold to the Purchaser as of the Closing Date shall be contributed as capital by the Seller to the Purchaser.

         (b) The Purchase Price for Mortgage Loans and Additional Balances shall be paid or provided for on the Closing Date and each subsequent date on which Additional Balances are drawn on the Credit Line Agreements in either of the following ways: (i) by payment in cash of immediately available funds; or (ii) in the event that the total Purchase Price is not paid in full in cash by the Purchaser on the date of purchase, the Seller shall convey the amount of such cash shortfall as a capital contribution to the Purchaser. The monthly notice delivered by the Seller to the Purchaser pursuant to Section 1 of this Agreement shall indicate the amount of the Purchase Price for Additional Balances paid by the Purchaser during the prior month in cash and the amount of capital contributions by the Seller to the Purchaser.]

         SECTION 3. Representations and Warranties of the Seller. The Seller hereby makes to and for the benefit of the Purchaser each of the following representations and warranties:

                  (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of [______________] and has the power to own its property and to conduct its business as it is presently owned and as such business is presently conducted;

                  (ii) The Seller is neither required to qualify nor to register as a foreign corporation in any state in order to conduct its business, and is not required under federal or state law to obtain any licenses or approvals with respect to such business except such as have been obtained prior to the Closing Date;

                  (iii) The Seller has the power and authority to make, execute, deliver and perform its obligations under this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

                  (iv) The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except such as have been obtained or filed, as the case may be, prior to the Closing Date;

                  (v) The execution, delivery and performance of this Agreement by the Seller will not violate or conflict with any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the [Certificate of Incorporation] [Articles of Incorporation] [Articles of Association] or By-laws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound;

                  (vi) There are no proceedings or investigations pending or, to the best knowledge of the Seller, threatened, before any court, regulatory body, administrative agency, arbitrator or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the transactions contemplated by this Agreement or the performance by the Seller of its obligations under this Agreement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement, (v) seeking to affect adversely the Federal income tax attributes of the Trust, or (vi) seeking to impose any tax upon the Seller as a result of the sale of the Mortgage Loans pursuant to this Agreement; and

                  (vii) The Seller is not insolvent and will not be insolvent following the consummation on the Closing Date of the transactions contemplated by this Agreement and has not entered into such transactions, including the transfer by the Seller to the Purchaser of the property specified in Section 1, in contemplation of insolvency or with a view to hindering its creditors.

         The representations and warranties set forth in this Section 3 shall survive the sale of the Mortgage Loans to the Purchaser and the transfer of the Mortgage Loans by the Purchaser to the Trust and the delivery of the Mortgage Files to the Trustee. Upon discovery by the Seller or the Purchaser of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other party.

         SECTION 4. Representations and Warranties of the Seller Regarding this Agreement and the Mortgage Loans: Repurchase of Certain Mortgage Loans. (a) The Seller represents and warrants to the Purchaser as of the Transfer Date with respect to each Mortgage Loan sold to the Purchaser (except as otherwise expressly stated) that, as to each Mortgage Loan or its related Asset Balance:

                  (i) this Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

                  (ii) this Agreement constitutes a valid sale and assignment to the Purchaser of all right, title and interest of the Seller in and to the Mortgage Loans, all monies due or to become due with respect thereto, and all proceeds of such Mortgage Loans;

                  (iii) the information set forth with respect to each Mortgage Loan on Schedule I hereto was true and correct in all material respects as of the date or dates respecting which such information is furnished;

                  (iv) immediately prior to the sale of the Mortgage Loans to the Purchaser, the Seller was the sole owner and holder of the Mortgage Loans, free and clear of any and all liens, pledges, participations, charges or security interests of any nature whatsoever, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same;

                  (v) each Mortgage evidences a valid, subsisting and enforceable first or second lien on the Mortgaged Property therein described, which lien secures the indebtedness outstanding under the Mortgage Loan as of the Cut-off Date and the indebtedness thereafter incurred as a result of any Additional Balances created under such Mortgage Loan subsequent to the Cut-off Date; such Mortgaged Property is free and clear of all encumbrances and liens having priority over the lien of the related Mortgage except for (A) if such lien is a second lien, the first lien on such Mortgaged Property and (B) such other encumbrances and liens to which like properties are commonly subject and that are commonly acceptable to home equity mortgage lenders in the jurisdiction where the related Mortgaged Property is located that do not individually or in the aggregate materially affect the benefits of the security intended to be provided by the Mortgage; with respect to each Mortgage Loan secured by Mortgaged Property located in the State of Connecticut, subsequent to the recording of the related original Mortgage, the Seller has not received written notice of any mortgage, lien, attachment, lis pendens, legal proceedings or adjudication against such Mortgaged Property; with respect to each Mortgage Loan secured by Mortgaged Property located in the State of New York, subsequent to the recording of the related original Mortgage, the Seller has not received written notice of any mechanic's lien filed against the property pursuant to the New York Lien Law; any security agreement, chattel mortgage or equivalent document related to, and delivered to the Purchaser in connection with, such Mortgage Loan establishes a valid and subsisting first or second lien on the property described therein; and the terms of the Mortgage, and any security agreement, chattel mortgage or equivalent document relating to such Mortgage, may be enforced by the Purchaser and its successors and assigns;

                  (vi) the Seller has not impaired, waived, altered or modified the related Mortgage or Mortgage Note in any material respect, except by a written instrument that has been recorded, or satisfied, canceled or subordinated such Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of such Mortgage, or executed any instrument of release, cancellation, modification or satisfaction with respect to such Mortgage;

                  (vii) there are no defaults in complying with the terms of any Mortgage, and all taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges, if applicable, that previously became due and owing have been paid; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage;

                  (viii) there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property; each Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to have a material adverse effect on the value of the related Mortgaged Property as security for the related Mortgage Loan or the use for which the premises were intended; and no Mortgaged Property is located on a hazardous or toxic waste site;

                  (ix) each Mortgaged Property is free and clear of all mechanics' and materialmen's liens, or other similar liens, that are prior to or equal to the lien of the related Mortgage; and there are no rights outstanding that could result in any such prior or equal mechanics' or materialmen's lien or similar lien being imposed on a Mortgaged Property;

                  (x) each Mortgaged Property consists of a fee simple estate in real property; all of the improvements that are included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property (and, if the related Mortgaged Property is a condominium unit, such improvements lie wholly within the project); and, [based upon a "drive-by" inspection, with respect to Credit Limits of up to and including $___, or an appraisal, with respect to Credit Limits of over $___, made in connection with the application for the related Mortgage Loan,] no improvements on adjoining property that encroach on the Mortgaged Property have been revealed by such "drive-by" inspection or appraisal, unless Federal Housing Administration or Veterans' Administration regulations, or FNMA or FHLMC guidelines, permit such an encroachment;

                  (xi) each Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations or other requirements pertaining to usury, and no Mortgage Loan is usurious;

                  (xii) no improvement located on or being part of a Mortgaged Property is in violation of any applicable zoning law or regulation; all inspections licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

                  (xiii) the Seller and every other holder of each Mortgage, if any, were authorized to transact business in the jurisdiction in which the related Mortgaged Property is located at all times when such party held such Mortgage;

                  (xiv) no payment required to be made on any Mortgage Loan under the terms of the related Mortgage Note is more than 90 days delinquent;

                  (xv) each Mortgage Note and the related Mortgage are genuine and each is the valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); all parties to each Mortgage Note and the related Mortgage had legal capacity to execute such Mortgage Note and such Mortgage, and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

                  (xvi) any and all requirements of any federal, state or local law, including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws, applicable to the Mortgage Loan have been complied with;

                  (xvii) all improvements securing each Mortgage Loan are insured, by a generally acceptable insurance company licensed to do business in the jurisdiction where the Mortgaged Property is located, against loss by fire and such hazards as are customarily covered under a standard extended coverage endorsement in the area where the related Mortgaged Property is located, in an amount that is not less than the amount required pursuant to the [____________________] Agreement. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project to the extent not covered by an individual unit insurance policy consistent with the immediately preceding sentence. If, upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount that is not less than the amount required pursuant to the [_________ _________] Agreement. Each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense; and each of the foregoing insurance policies contains a standard mortgagee clause that names the originator and its successors and assigns as first or second mortgagee, as the case may be. Each of the hazard insurance policies is the valid and binding obligation of the related insurer, is in full force and effect, and will be in full force and effect and insure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Seller has not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission that would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either;

                  (xviii) there is no default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Seller has not waived any default, breach, violation or event of acceleration.

                  (xix) no Mortgage Note is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Mortgage Note, or the exercise of any right thereunder, render such Mortgage Note unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto;

                  (xx) each Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement, chattel mortgage or equivalent document referred to in subparagraph (v) above;

                  (xxi) each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, without limitation, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (ii) otherwise by judicial foreclosure; and there is no exemption available to the Mortgagor that would interfere with such right to foreclose or sell the Mortgaged Property at a trustee's sale;

                  (xxii) no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

                  (xxiii) the Mortgaged Properties are located in the States of [____________________]; each Mortgaged Property consists of a single parcel of real property with a one-to-four-family residence erected thereon, a townhouse, an individual condominium unit, or an individual unit in a planned unit development, provided, however, that any such condominium unit or planned unit development is either (i) located in a project that has been approved by, or would otherwise be acceptable to, FNMA or FHLMC or (ii) the Combined Loan-to-Value Ratio of the Mortgage Loan secured by such condominium unit or unit in a planned unit development is [____]% or less as of the Cut-off Date; and no such parcel has erected thereon a mobile home or manufactured dwelling;

                  (xxiv) as of the Closing Date, each Mortgage Loan meets the requirements set by the OTS for investment by a federal savings and loan association, subject to such association's charter and bylaws and applicable governmental regulation regarding percentage of assets limitations;

                  (xxv) the Seller maintains either a blanket hazard insurance policy or a mortgage impairment insurance policy providing coverage for, among other things, fire and the extended coverage hazards, with respect to the Mortgage Loans and, as of the Closing Date, any such policy is in full force and effect;

                  (xxvi) each Mortgaged Property is either an owner-occupied primary residence, a second home or a residential investor property;

                  (xxvii) with respect to each Mortgage Loan, the Loan Rate as of the Cut-off Date, net of the premium payable on any related credit life insurance policy, was either [____]%, [____]%, or [____]% per annum and the weighted average of the Loan Rates as of the Cut-off Date was [____]% per annum;

                  (xxviii) each Mortgage Loan contains a "due-on-sale" clause permitting the mortgagee to accelerate the payment of the indebtedness evidenced thereby upon the sale of the related Mortgaged Property;

                  (xxix) no Mortgage Loan had a Combined Loan-to-Value Ratio in excess of [___]%;

                  (xxx) upon the Seller's transfer of the Mortgage Loans to the Purchaser in accordance with the terms hereof, the Purchaser became the sole owner of all the right, title and interest in, to and under the Mortgage Loans, including all principal amounts thereof outstanding as of the Cut-off Date and all principal amounts that may hereafter be outstanding thereunder as a result of future Draws or the capitalization of interest due and unpaid thereon, free and clear of all liens, pledges, charges and encumbrances whatsoever;

                  (xxxi) no Mortgage Note has been prepared on a form other than the forms of Mortgage Notes attached hereto as Exhibit A, no Mortgage has been prepared on a form other than the forms of Mortgages attached hereto as Exhibit B and no riders were appended to any Mortgage at the time of execution thereof;

                  (xxxii) each Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act;

                  (xxxiii) the Mortgage Note for each Mortgage Loan provides that the Loan Rate is [fixed][adjusted monthly on each Interest Rate Adjustment Date to equal the sum of the Index and the Gross Margin, subject to any Rate Cap]; the Mortgage Note is payable monthly on each Due Date in amounts calculated in the manner set forth therein, with interest calculated and payable in arrears; no Mortgage Note contains provisions permitting negative amortization (other than the provision for Capitalized Interest); and the average Cut-off Date Asset Balance was approximately $[_______________];

                  (xxxiv) the Mortgaged Property is lawfully occupied under applicable law; and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

                  (xxxv) in the event the Mortgage constitutes a deed for trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated, currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor; and

                  (xxxvi) the Mortgage Note, the Mortgage, and any other documents required to be delivered under the Pooling and Servicing Agreement with respect to the Mortgage Loans have been delivered to the Trustee or the Custodian; and the Trustee or the Custodian is in possession of a complete, true and accurate Mortgage File.

         The representations and warranties set forth in this Section 4 shall survive the sale of the Mortgage Loans to the Purchaser and the transfer of the Mortgage Loans by the Purchaser to the Trust and the delivery of the Mortgage Files to the Trustee. Upon discovery by the Seller or the Purchaser of a breach of any of the representations and warranties set forth in this Section 4, the party discovering such breach shall give prompt written notice thereof to the other party. Within 60 days of its discovery or its receipt of notice of breach, the Seller shall use all reasonable efforts to cure such breach in all material respects or shall, not later than the Business Day immediately preceding the Distribution Date in the month following the Collection Period in which any such cure period expired, repurchase such Mortgage Loan from the Purchaser in the same manner and subject to the same conditions as set forth in Section 5, other than with respect to breaches solely related to the representations and warranties set forth in clause (i) or (ii) of this Section 4. Upon making such repurchase and sending any required payment to the Purchaser, the Seller shall be entitled to receive an instrument of assignment or transfer, without recourse, representation or warranty, from the Purchaser to the same extent as set forth in Section 5 with respect to the repurchase of the Mortgage Loans under that Section. It is understood and agreed that the obligation of the Seller to repurchase a Mortgage Loan as to which a breach has occurred and is continuing and to make any required payment to the Purchaser shall constitute the sole remedy respecting such breach available to the Purchaser against the Seller; provided, however, that the Seller shall defend and indemnify the Purchaser against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by the Purchaser as a result of any breach of any such representation or warranty. Notwithstanding the foregoing, with regard to any breach of the representation and warranty set forth in clause (iv) of this
Section 4, the sale and assignment of the affected Mortgage Loans shall be deemed void and the Seller shall pay to the Purchaser the sum of (i) the amount of the related Asset Balances and (ii) the amount of any losses suffered with respect to the affected Mortgage Loans.

         In the event of a breach of any of the representations and warranties in clause (i) or clause (ii) of this Section 4 that materially and adversely affects the interests of the Purchaser, the Purchaser by written notice to the Seller, may direct the Seller to repurchase all of the Mortgage Loans within 60 days of such notice. The Seller shall repurchase such Mortgage Loans on the Distribution Date immediately succeeding the expiration of such applicable period; provided that such repurchase will not be required to be made if on the Business Day prior to such Distribution Date, such representation and warranty shall then be true and correct in all material respects or the breach of such representations and warranties no longer materially and adversely affects the interests of the Purchaser. The Seller shall pay to the Purchaser an amount equal to the aggregate Asset Balances of the Mortgage Loans on the Distribution Date on which the repurchase is scheduled to be made plus an amount equal to all interest accrued but unpaid on such Mortgage Loans through the end of the related Collection Period. If the Purchaser gives a notice as provided above, the obligation of the Seller to make any such deposit will constitute the sole remedy respecting a breach of the representations and warranties available to the Purchaser against the Seller.

         SECTION 5. Acceptance by the Purchaser: Repurchase of Mortgage Loans. The Purchaser hereby acknowledges its acceptance of the sale and assignment of the Mortgage Notes and the Mortgages, and its receipt of the Mortgage Files delivered pursuant to Section 1. If the time to cure any defect in respect of any Mortgage Loan of which the Purchaser has notified the Seller following the Purchaser's review of the Mortgage Files has expired or if at any time any loss is suffered by the Purchaser in respect of any Mortgage Loan as a result of (i) a defect in any document constituting a part of its Mortgage File, (ii) an assignment of the related Mortgage not having been recorded as required by
Section 1(a), or (iii) the failure by the Seller to satisfy its obligation under
Section 1(b), then on the next succeeding Business Day, the Seller shall be obligated to repurchase all right, title and interest of the Purchaser in and to such Mortgage Loan, without recourse, representation or warranty, on such Business Day; provided, however, that interest accrued on the Asset Balance of such Mortgage Loan to the end of the Collection Period during which the date of repurchase occurs shall be the property of the Purchaser. Within two Business Days after the Business Day on which such repurchase arises the Seller shall pay to the Purchaser an amount in immediately available funds equal to the Asset Balance of such Mortgage Loan (the "Repurchase Price"). Upon receipt of the Repurchase Price for such Mortgage Loan, the Purchaser shall execute such documents and instruments of transfer presented by the Seller, and take such other actions as shall reasonably be requested by the Seller to effect the repurchase by the Seller of such Mortgage Loan pursuant to this Section. It is understood and agreed that the obligation of the Seller to repurchase such a Mortgage Loan shall constitute the sole remedy respecting such defect available to the Purchaser against the Seller.

         SECTION 6.  Covenants of the Seller.  The Seller hereby covenants that:

         (a) Security Interests. Except for the conveyances hereunder and the [____________________] Agreement, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan or the related Mortgaged Property, whether now existing or hereafter created, or any interest therein; and the Seller will defend the right, title and interest of the Purchaser in, to and under the Mortgage Loans and the related Mortgaged Property, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 6(a) shall prevent or be deemed to prohibit the Seller from suffering to exist upon any Mortgage Loans or the related Mortgaged Property any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

         (b) Notice of Liens. The Seller shall notify the Purchaser promptly after becoming aware of the existence of any Lien on any Mortgage Loans or the related Mortgaged Property other than the conveyances hereunder and the [____________________] Agreement.

         (c) Delivery of Collections. In the event that the Seller receives payments or other proceeds with respect to the Mortgage Loans conveyed hereunder, the Seller agrees to remit to the Purchaser or its designee all such payments or other proceeds as soon as practicable after receipt thereof by the Transferor, but in no event later than [__] Business Days after the receipt by the Seller thereof.

         SECTION 7. Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Seller's indemnity obligations as provided herein, upon the termination of the Trust as provided in Article [__] of the [____________________] Agreement.

         SECTION 8. Amendment. (a) This Agreement may be amended from time to time by the Purchaser and the Seller, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or the [____________________] Agreement; provided, however, that such action shall not, (i) as evidenced by a letter from each Rating Agency rating the Investor Certificates delivered to the Trustee, adversely affect the rating on the Investor Certificates, or (ii) as evidenced by an opinion of counsel satisfactory to the Trustee, cause the Trust to be characterized for federal income tax purposes as an association taxable as a corporation or a taxable mortgage pool or adversely affect the treatment of the Certificates as debt for federal income tax purposes.

         (b) This Agreement may also be amended from time to time by the Purchaser and the Seller with the consent of the Holders of Investor Certificates evidencing Percentage Interests aggregating not less than 51%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Certificateholders hereunder; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of Holders of all Certificates then outstanding.

         (c) Promptly after the execution of any such amendment made with the consent of the Investor Certificateholders, the Purchaser shall furnish, or cause to be furnished, written notification of the substance of such amendment to each Investor Certificateholder. The Purchaser shall give, or cause to be given, to each Rating Agency ten Business Days' notice of any proposed amendment pursuant to this Section 8, and the Purchaser shall give, or cause to be given, to each Rating Agency notice of any amendment adopted pursuant to this Section.

         (d) Not less than 10 days prior to the execution of any amendment to this Agreement under subsection 8(b), the Purchaser shall furnish written notice of such amendment including a copy of the text of the proposed amendment to each Investor Certificateholder and to the Rating Agencies. Promptly after the execution of any amendment the Purchaser shall furnish, or cause to be furnished, written notification of the substance of such amendment to each Investor Certificateholder and to the Rating Agencies.

         (e) It shall not be necessary for the consent of Investor Certificateholders under this Section 8 to approve the particular form of any proposed amendment, but it shall be sufficient if such Certificateholders shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

         SECTION 9. Assignment. Notwithstanding anything to the contrary contained herein, this Agreement may not be assigned by the Purchaser or the Seller except as contemplated by this Section 9; provided, however, that simultaneously with the execution and delivery of this Agreement, the Purchaser shall assign all of its right, title and interest herein to the Trustee for the benefit of the Certificateholders as provided in the [____________________] Agreement, to which the Seller hereby expressly consents. The Seller agrees to perform its obligations hereunder for the benefit of the Trust and that the Trustee may enforce the provisions of this Agreement, exercise the rights of the Purchaser and enforce the obligations of the Seller hereunder without the consent of the Purchaser and to the same effect as if the Trustee was a party hereto.

         SECTION 10. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Trustee, and the Certificateholders, which shall be considered to be third-party beneficiaries hereof. Except as otherwise provided in this Agreement, no other person will have any right or obligation hereunder.

         SECTION 11. Purchaser Indemnification. The Seller shall pay, indemnify and hold harmless the Purchaser, the Trust, the Trustee and each Investor Certificateholder from and against any loss, liability, expense, damage or injury (except, in the case of indemnification of any Certificateholder, to the extent that they arise from any action by such Investor Certificateholder) suffered or sustained pursuant to this Agreement, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Seller shall not indemnify the Purchaser, the Trust, the Trustee or the Investor Certificateholders if such loss, liability, expense, damage or injury is due to the gross negligence or willful misconduct of the Purchaser or the Trustee and provided further that the Seller shall not indemnify the Trust or the Investor Certificateholders for any liabilities, costs or expenses of the Trust or the Investor Certificateholders arising under any tax law, including, without limitation, Federal, State or local or franchise taxes. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.

         SECTION 12. Merger or Consolidation of, or Assumption of the Obligations of, the Seller. (a) The Seller shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                  (i) The corporation formed by such consolidation or into which the Seller is merged or the Person which acquires by conveyance or transfer the properties and assets of the Seller substantially as an entirety shall be organized and existing under the laws of the United States of America or any State or the District of Columbia, and, if the Seller is not the surviving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Purchaser and the Trustee, in form satisfactory to the Purchaser and the Trustee, the performance of every covenant and obligation of the Seller, as applicable hereunder and shall benefit from all the rights granted to the Seller, as applicable hereunder; and

                  (ii) The Seller shall have delivered to the Purchaser and the Trustee an Officer's Certificate signed by a Vice President (or any more senior officer) of the Seller and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 12 and that all conditions precedent herein provided for relating to such transaction have been complied with.

         (b) The obligations of the Seller hereunder shall not be assignable nor shall any Person succeed to the obligations of the Seller hereunder except in each case in accordance with the provisions of the foregoing paragraph and of
Section 9.

         SECTION 13. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 14. Entire Agreement. This Agreement contains the entire agreement and amends, restates and supersedes any prior agreement between the parties relating to the subject matter hereof, and there are no other representations, endorsements, promises, agreements or understandings, oral, written or inferred, between the parties relating to the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first set forth above.

                                        [                            ]


                                         ----------------------------
                                         Name:
                                         Title:


                                         J.P. MORGAN ACCEPTANCE CORPORATION I


                                         ----------------------------
                                         Name:
                                         Title:

                                   SCHEDULE I


                            Mortgage Loan Information

SCHEDULE II

Exhibit A


                             Forms of Mortgage Note

Exhibit B

                                Forms of Mortgage